UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2022

UNRIVALED BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3242 S. Halladay St., Suite 202 Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 909-5564

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001	UNRV	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Litigation Update

As previously reported, on July 19, 2022, People’s California, LLC (“People’s”) filed an action against Unrivaled Brands, Inc. (the “Company”), styled, People’s California, LLC v. Unrivaled Brands, Inc., in the Superior Court for the State of California, County of Orange Case No. 30-2022-01270747-CU-BC-CJC.  The Complaint asserts claims for breach of contract and breach of the covenant of good faith and fair dealing arising from the Company’s alleged breach of certain agreements relating to the Company’s acquisition of certain assets of People’s.

On August 10, 2022, People’s filed an ex parte application for writ of attachment, which is scheduled to be heard on January 19, 2023.

On August 18, 2022, People’s filed ex parte for an order appointing a receiver to assume control of People’s First Choice LLC, People’s Riverside LLC, and People’s Costa Mesa LLC and a temporary restraining order against the Company.  On September 1, 2022, the Court denied People’s application.

On September 20, 2022, the Company filed (i) an Answer to People’s’ Complaint for Damages and (ii) a Cross-Complaint against People’s and its principals, Jay Yadon, Frank Kavanaugh, and Bernard Steimann.  The Company’s Cross-Complaint asserts claims for fraud, negligent misrepresentation, and breach of contract and at least $5,402,590 in damages relating to the underlying transaction. The outcome of this proceeding remains subject to significant uncertainty. The Company may not succeed on its claims in the Cross Complaint and the Company could be found liable for monetary damages to People’s if People’s prevails on its claims.

Safe Harbor Statement

Information provided in this Current Report on Form 8-K may contain statements relating to current expectations, estimates, forecasts and projections about future events that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the Company’s plans, objectives and expectations for future operations and are based upon management’s current estimates and projections of future results or trends. These forward-looking statements may also relate to the litigation described above. Actual future results may differ materially from those projected as a result of certain risks and uncertainties. For a discussion of such risks and uncertainties, see “Risk Factors” as described in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on April 15, 2022 and other reports on file with the U.S. Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNRIVALED BRANDS, INC.

Dated: September 26, 2022	By:	/s/ Sabas Carrillo
Sabas Carrillo
Interim Chief Executive Officer

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